Subsequent Events	6 Months Ended
Jun. 30, 2025
Subsequent Events
Subsequent Events

12. Subsequent Events:

(a)

Quarterly Series A Preferred unit cash distribution: On July 23, 2025, the Partnership’s Board of Directors declared a cash distribution of $0.5625 per unit on its Series A Preferred Units for the period May 12, 2025, to August 11, 2025. The cash distribution was paid on August 12, 2025, to all Series A preferred unitholders of record as of August 5, 2025.

(b)

Full Redemption of Series B Preferred Units: On July 25, 2025, the Partnership paid $25.45258267 per Series B Preferred Unit, which is a total of $55,996 via which it redeemed all of the Series B Preferred Units and paid any accrued distributions to that date.

(c)

Quarterly Common unit cash distribution: On August 7, 2025, the Board of Directors approved a quarterly cash distribution, for the quarter ended June 30, 2025, of $0.049 per common unit, which was paid on August 29, 2025, to all unitholders of record as of August 25, 2025.